UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-10962

DELAWARE	95-3797580
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2180 Rutherford Road, Carlsbad, CA 92008-7328

(Address of principal executive offices) (Zip Code)

(760) 931-1771

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Principal Accounting Officer. On May 14, 2013, the board of directors of Callaway Golf Company (the “Company”) appointed Jennifer Thomas as Chief Accounting Officer, replacing Bradley J. Holiday in that capacity, effective May 20, 2013. Bradley J. Holiday continues to serve as the Company’s Chief Financial Officer. In connection with her appointment, Ms. Thomas will enter into an employment agreement with the Company effective as of May 20, 2013 (the “Employment Agreement”). The Employment Agreement will provide for compensation consisting of, among other things, (1) an annual base salary of no less than $192,500, (2) an annual bonus based upon participation in the Company’s applicable bonus plan, with a bonus target percentage equaling 30% of Ms. Thomas’s annual base salary and (3) an opportunity to participate in the Company’s applicable long term incentive programs.

Ms. Thomas, age 37, has served in various accounting roles with the Company since 2004, including controller since 2011. Prior to joining the Company, Ms. Thomas served as assistant controller for CIBER, Inc., a public company, and as a public accountant at KPMG, LLC, a nationally recognized accounting firm. Ms. Thomas is a Certified Public Accountant and has a B.A. in Economics with an emphasis in Accounting from the University of California, Santa Barbara.

There is no arrangement or understanding between Ms. Thomas and any other person pursuant to which she was appointed as Chief Accounting Officer. Ms. Thomas has no family relationship (within the meaning of Item 401(d) of Regulation S-K) with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There has been no transaction since the beginning of the Company’s last fiscal year, and there is no currently proposed transaction, in excess of $120,000 in which the Company is or was a participant and in which Ms. Thomas or any of her immediate family members (within the meaning of Item 404 of Regulation S-K) had or will have a direct or indirect material interest.

Shareholder Approval of Incentive Plans. On May 15, 2013, the Company held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders approved, among other items, (1) an amendment to the Callaway Golf Company Amended and Restated 2004 Incentive Plan (the “2004 Incentive Plan”) and (2) the Callaway Golf Company 2013 Non-Employee Directors Stock Incentive Plan (the “2013 Directors Plan”).

The amendment to the 2004 Incentive Plan, among other items, (1) extends the term of the 2004 Incentive Plan from May 24, 2014 to May 15, 2023; (2) increases the number of shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company available for issuance under the 2004 Incentive Plan from 17,500,000 shares to 24,000,000 shares; and (3) reapproves the performance measures in the 2004 Incentive Plan for purposes of the “performance-based compensation” exemption in Section 162(m) of the Internal Revenue Code. The 2004 Incentive Plan is designed to (1) promote the long-term interests of the Company and its shareholders by strengthening the Company’s ability to attract, motivate and retain employees, officers, consultants, agents, advisors, independent contractors and other persons who provide valuable services to the Company, (2) encourage such persons to hold an equity interest in the Company, and (3) enhance the mutuality of interest between such persons and shareholders in improving the value of the Common Stock. The foregoing summary relating to the 2004 Incentive Plan is qualified in its entirety by reference to the full text of the 2004 Incentive Plan, a copy of which is attached as Appendix A to the Company’s definitive proxy statement on Schedule 14A, as filed with the Commission on April 5, 2013 (the “Proxy Statement”) and incorporated by reference herein.

The 2013 Directors Plan is designed to promote the interests of the Company and its shareholders by using investment interests in the Company to attract and retain highly qualified independent directors. The 2013 Directors Plan provides for the grant of nonqualified stock options, restricted stock awards, and restricted stock units that may be settled in cash or in shares of Common Stock. One million shares of Common Stock are reserved for issuance to non-employee directors of the Company in connection with awards granted or to be granted under the 2013 Directors Plan. Awards may be granted under the 2013 Directors Plan until May 15, 2023, whereupon the 2013 Directors Plan will terminate. The foregoing summary of the 2013 Directors Plan is qualified in its entirety by reference to the full text of the 2013 Directors Plan, a copy of which is attached as Appendix B to the Proxy Statement and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2013, the Company’s shareholders approved five proposals at the Annual Meeting. Of the 71,088,443 shares of the Company’s Common Stock outstanding as of the record date, 65,502,327 shares were represented at the Annual Meeting.

A description of each matter voted upon at the Annual Meeting is described in detail in the Proxy Statement. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal 1: Annual Election of Directors

The voting results for the annual election of directors are as follows:

Name of Candidate	Shares Voted
	For	Authority Withheld	Broker Non-Votes
Oliver G. (Chip) Brewer III	54,341,794	1,735,009	9,425,102
Ronald S. Beard	44,429,266	11,647,537	9,425,102
Samuel H. Armacost	44,499,233	11,577,570	9,425,102
John C. Cushman, III	44,572,788	11,504,015	9,425,102
Yotaro Kobayashi	54,431,992	1,644,811	9,425,102
John F. Lundgren	44,592,800	11,484,003	9,425,102
Adebayo O. Ogunlesi	54,527,024	1,549,779	9,425,102
Richard L. Rosenfield	44,276,033	11,800,770	9,425,102
Anthony S. Thornley	54,148,837	1,927,966	9,425,102

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
65,544,462	846,823	111,042

Proposal 3: Approval of the 2004 Incentive Plan

The Company’s shareholders approved the amendment to the 2004 Incentive Plan. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
46,300,366	9,682,543	94,315	9,425,102

Proposal 4: Approval of the 2013 Directors Plan

The Company’s shareholders approved the 2013 Directors Plan. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
45,488,794	10,486,933	101,497	9,425,102

Proposal 5: Advisory Vote on Executive Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
42,689,956	13,280,429	106,840	9,425,102

No other items were presented for shareholder approval at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	The 2004 Incentive Plan, incorporated herein by this reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A, as filed with the Commission on April 5, 2013.

10.2	The 2013 Directors Plan, incorporated herein by this reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A, as filed with the Commission on April 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: May 17, 2013	By:	/s/ Brian P. Lynch
	Name:	Brian P. Lynch
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	The 2004 Incentive Plan, incorporated herein by this reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A, as filed with the Commission on April 5, 2013.

10.2	The 2013 Directors Plan, incorporated herein by this reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A, as filed with the Commission on April 5, 2013.